4th Quarter 2021 Financials

Safe Harbor 2 This release (including any information incorporated herein by reference), and future oral and written statements of HTLF and its management, may contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of the company. Any statements about the company's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward- looking. Forward-looking statements may include information about possible or assumed future results of the company's operations or performance. These forward- looking statements are generally identified by the use of words such as ‘‘believe”, “expect’’, “anticipate’’, ‘‘plan”, “intend”, “estimate’’, ‘‘project”, “may”, ‘‘will”, ‘‘would”, ‘‘could”, ‘‘should’’, “view”, “opportunity”, “potential”, or similar or negative expressions of these words or phrases. Although the company may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of the company to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which the company currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section under Item 1A of Part I of the company’s Annual Report on Form 10-K for the year ended December 31, 2020, include, among others: ▪ COVID-19 Pandemic Risks, including risks related to the ongoing COVID-19 pandemic and measures enacted by the U.S. federal and state governments and adopted by private businesses in response to the COVID-19 pandemic; ▪ Economic and Market Conditions Risks, including risks related to changes in the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, pandemics, persistent inflation, supply chain issues, labor shortages, terrorist threats or acts of war; ▪ Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs; ▪ Liquidity and Interest Rate Risks, including the impact of capital market conditions, rising interest rates and changes in monetary policy on our borrowings and net interest income; ▪ Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks; ▪ Strategic and External Risks, including competitive forces impacting our business and strategic acquisition risks; ▪ Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and ▪ Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect the company’s business, financial condition and results of operations. In addition, many of these risks and uncertainties are currently amplified by and may continue to be amplified by the COVID-19 pandemic and the impact of varying governmental responses that affect the company’s customers and the economies where they operate. Additionally, all statements in this release, including forward-looking statements speak only as of the date they are made. The company does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to or correct or update any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect the company’s financial results, is included in the company’s filings with the SEC.

3 Corporate Profile

4 Company Overview – NASDAQ: HTLF Fiscal 4Q 2021 Financial Highlights ▪ Headquartered in Dubuque, IA ▪ Holding company established in 1981; NASDAQ member since 2003 ▪ HTLF conducts banking business through 11 independently chartered banks ▪ 130 full-service branches located across 12 states in the Midwest, Southwest and Western regions of the country ▪ Level or increased dividends to common shareholders since inception ▪ $2.1B in Market Capitalization ▪ 5.3% Beneficial ownership by the Board and executive officers (as of 1/31/21) Company Overview (1) See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures Dollars in millions As of 4Q21 Balance Sheet Total Assets $19,275 Total Loans Held for Investment $9,955 Total Deposits $16,417 Loan / Deposit Ratio 60.64 % Tangible Common Equity 1 $1,462 Total Common Equity $2,071 Capital Total Common Equity / Total Assets 10.75 % Tang. Common Equity / Tang. Assets 1 7.84 % Tier 1 Leverage Ratio 8.57 % CET1 Ratio 11.53 % Tier 1 Capital Ratio 12.39 % Total RBC Ratio 15.90 % QTD YTD Profitability Net Interest Margin, fully tax-equivalent 1 3.12% 3.33 % Cost of Interest Bearing Deposits 0.13% 0.16 % Return on Avg. Assets 1.03% 1.19 % Return on Avg. Tangible Common Equity 1 13.47% 15.59 % Efficiency Ratio FTE 1 63.86% 59.48 % Asset Quality NPAs / Assets 0.37 % NCOs / Avg. Loans 0.03% 0.04%

Strength. Insight. Growth. ▪ It’s what we bring to our customers, communities, employees and shareholders ▪ Strong corporate leadership and innovative thinking have uniquely positioned us ▪ Our business model and diverse geographic footprint reduce risk and drive organic growth ▪ Complemented by strategic M&A and talent acquisition 5 We See Growth Everywhere Values and Guiding Principles ▪ Integrity – Always do the right thing. Be honest and open. ▪ Accountability – Keep your promises, follow through and follow up. ▪ Community – Engage your community and your team. Unlock the potential around you. ▪ Excellence – Exceed expectations – every customer, every time.

Commercial-focused local banking with the scale to compete at any level $19 billion corporate strength and sophistication ▪ Unique business model powers our banks with technology, efficiency and strength ▪ We’re investing in talent, developing products and implementing technology to enhance the services we provide 11 locally managed banks ▪ Decision making is local and focused on customers and relationships ▪ Committed to our core commercial business supported by strong retail and wealth management 6 Powered by HTLF

Corporate Structure


Rocky Mountain Bank
MINNESOTA
WISCONSIN
DUBUQUE BANK
ILLINOIS
CITYWIDE BANKS.
Bank of Blue Valley
PREMIER VALLEY BANK
Arizona Bank & Trust
NEW MEXICO
FirstBank

Regional Summary	HTLF West/Southwest	HTLF Midwest
Total Assets:	$12,105,975	$7,454,162
Total Deposits:	$10,459,037	$6,215,277
No. of Branch Offices:	90	40
Projected 5yr Population Change[1]:	5.8%	2.8%

(1) Source: S&P Global Market Intelligence, Population change at the MSA/County level of covered markets

HTLF

Strength. Insight. Growth.

Subsidiary Banks by Region

HTLF West/Southwest

Arizona Bank & Trust - AZ

- Total Assets: $1,969,184
- Total Deposits: $1,768,793
- No. of Branch Offices: 9

New Mexico Bank & Trust - NM

- Total Assets: $2,623,597
- Total Deposits: $2,308,939
- No. of Branch Offices: 24

First Bank & Trust - TX

- Total Assets: $2,878,173
- Total Deposits: $2,397,350
- No. of Branch Offices: 22

Premier Valley Bank - CA

- Total Assets: $1,224,396
- Total Deposits: $1,051,286
- No. of Branch Offices: 6

Citywide Banks - CO

- Total Assets: $2,696,695
- Total Deposits: $2,291,912
- No. of Branch Offices: 20

Rocky Mountain Bank - MT

- Total Assets: $713,930
- Total Deposits: $640,757
- No. of Branch Offices: 9

HTLF Midwest

Minnesota Bank & Trust - MN

- Total Assets: $ 865,825
- Total Deposits: $719,489
- No. of Branch Offices: 2

Wisconsin Bank & Trust - WI

- Total Assets: $1,224,689
- Total Deposits: $1,070,161
- No. of Branch Offices: 12

Dubuque Bank & Trust - IA

- Total Assets: $2,235,630
- Total Deposits: $1,750,071
- No. of Branch Offices: 7

Illinois Bank & Trust - IL

- Total Assets: $1,686,038
- Total Deposits: $1,496,262
- No. of Branch Offices: 9

Bank of Blue Valley – KS/MO

- Total Assets: $1,441,980
- Total Deposits: $1,179,294
- No. of Branch Offices: 10

7

HTLF

Strength. Insight. Growth.

8 HTLF West/Southwest Major MSA Coverage (1) Source: S&P Global Market Intelligence Highlighted MSAs denote HTLF has Top 10 market rank for deposits1 Highlighted MSAs denote HTLF has Top 5 market rank for deposits1 Notable West/Southwest MSAs > 100K Population1 2021 5yr Projected Actual Pop. Pop. Growth Phoenix-Mesa-Chandler, AZ 5,081,979 6.91 % Denver-Aurora-Lakewood, CO 3,030,346 7.04 Fresno, CA 1,012,748 3.16 Albuquerque, NM 921,720 1.32 Greeley, CO 335,248 8.41 Boulder, CO 331,157 5.95 Lubbock, TX 326,189 6.17 San Luis Obispo-Paso Robles, CA 281,626 1.99 Amarillo, TX 268,405 4.50 Midland, TX 188,932 8.76 Billings, MT 183,686 4.21 Abilene, TX 173,430 4.38 Odessa, TX 170,583 8.11 Madera, CA 158,255 2.13 Santa Fe, NM 151,093 1.61 Bozeman, MT 118,976 7.72 Kalispell, MT 106,417 6.25 Weighted Avg Proj Growth MSAs > 100K 5.93 Other MSAs in Region 411,008 2.13%

9 HTLF Midwest Major MSA Coverage (1) Source: S&P Global Market Intelligence Highlighted MSAs denote HTLF has Top 10 market rank for deposits1 Highlighted MSAs denote HTLF has Top 5 market rank for deposits1 Notable Midwest MSAs > 100K Population1 2021 5yr Projected Actual Pop. Pop. Growth Minneapolis-St. Paul-Bloomington, 3,689,879 4.00 % Kansas City, MO-KS 2,181,681 2.82 Milwaukee-Waukesha, WI 1,575,503 0.60 Des Moines-West Des Moines, IA 713,503 4.59 Madison, WI 673,428 3.28 Rockford, IL 334,060 -1.35 Green Bay, Wi 325,375 2.21 Sheboygan, WI 115,386 0.41 Dubuque, IA 97,638 1.86 Weighted Avg Proj Growth MSAs > 100K 2.87 Other MSAs in Region 67,282 -0.26%

10 HTLF Excellence Recognition Note: 2021 Forbes Media LLC, used with permission AMONG THE HIGHEST PURCHASE VOLUME GROWTH FOR VISA® COMMERCIAL CARD ISSUERS 2015 | 2016 | 2017 2018 | 2019 | 2020 Forbes Best Bank in America 2013 | 2017 | 2018 2019 | 2020 | 2021

11 A Steadfast Commitment to Growth | 3-year lookback (1) See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures As of 4Q21 Asset CAGR 19.1 % Average ROATCE, non-GAAP 1 14.5 % EPS CAGR 12.4 % Dividend CAGR 12.4 % TBV/Sh CAGR 10.4%

▪ Broad footprint enhances profitable growth strategies and diversifies risk – Expands opportunities for new client acquisition – both organic and through M&A – Credit exposure is not geographically concentrated – spread over 12 state footprint – HTLF projected 5yr MSA growth rate of 4.5% exceeds National Average of 2.9%1 ▪ HTLF West/Southwest – 5.8% ▪ HTLF Midwest – 2.8% ▪ Focus on gaining significant presence within each market – Top 10 deposit share in 26 of the 39 MSAs in which we operate2 – Top 5 deposit share in 12 of those MSAs2 – Enhances Talent Acquisition and Branch Optimization ▪ Local Banking Model emphasizes responsiveness to clients and communities – Local leadership facilitates development and retention of new client deposit/loan relationships – Ensures engagement in the communities we serve ▪ Central support functions provide efficiencies and sophistication – Centralized “back-office” operations and support functions maximize operating efficiency – Centralized risk management functions support strong corporate-wide oversight – Financial strength to invest in sophisticated system-wide technology platforms and tools 12 (1) Source: S&P Global Market Intelligence (2) Deposit information as of June 30, 2021 Key Factors Driving Business Strategy

HTLF has approved an Initiative to consolidate its 11 existing bank charters into a Colorado State Chartered Bank ▪ HTLF Bank Charter based in Denver, Colorado - subject to Regulatory approvals ▪ Banks maintain their current brand identities with local leadership and decision making ▪ Bank Directors will continue to be valuable contributors and advisors, focused on: – Growth and profitability optimization strategies – Community involvement and investment – Customer and prospect development ▪ Operations and Administrative functions remain largely in Dubuque, IA ▪ Consolidation process will take 18-24 months to complete – Initial bank to be consolidated in Mid-2022 – Final bank consolidation expected in Late-2023 ▪ Estimated restructuring costs of the project is $19-20 million – $1.9 million incurred in 2021 – $17-18 million to be incurred over the next 2 years ▪ Benefits from consolidation are expected to reach $20 million annually when project is completed – Run rate cost saves from elimination of redundancies and improved operating processes – Increased operating capacity to be leveraged with future growth – Treasury function revenue opportunities 13 Charter Consolidation Initiative

14 Retirement Product Enhancements Online Banking Product Enhancements Deposit Account Opening & Consumer LOS Implementation Options Document Management Consumer Loan Origination Account Opening & Maintenance Enterprise Tools and Data Acquire and Fulfill Sell and Market Service and Maintain Enterprise Customer Portal Master Data Mgmt. / House-Holding Knowledge Repository Service Case Management Treasury Mgmt. Account Analysis CUSTOMER EXPERIENCE OMNI-CHANNEL PHASED IMPLEMENTATIONS Video / Interactive Banker Wealth Small Account Solutions HTLF’s focus in 2021/2022 will be to “Do a Few Things Very Well First” with particular emphasis on Improved Customer Experiences, Growing “Best” Customer Relationships, and Driving Operational Efficiencies. Voice of the Customer Surveys Data Analytics / Data Driven Sales Chat & Chatbots Core Data Integration Sales Serv ici ngEnterprise Acq uisi tio n -- Phase I Complete HTLF Digital Strategy ☑ ☑ ☑ ☑ ☑ ☑ ☑ ☑ ☑ -- Work In Process ☑

15 Growth Focused | Enhancing Growth Trajectory Talent Acquisition/Market Expansion ▪ Expanding Specialized Industry Group – California based Food & Agribusiness division (23 FTEs) added since 3Q 2021 ▪ Adding local bankers to in-market bank teams – Significant team added in the Colorado market in 1st half of 2021 – 23 Commercial bankers added in various growth markets across the footprint in the 2nd half of 2021 M&A – A Core Competency ▪ 13 successfully completed deals in last 7 years ▪ Building scale in existing footprint ▪ Target attractive growth markets – Including either new or complimentary products and services ▪ Bank targets of > $1 Billion in Assets ▪ Disciplined acquiror based on financial performance metrics Investing for Growth Within our Footprint | Prior 2 years M&A Transactions Completed Talent Adds (Teams/multiple adds)

16 HTLF Asset and Earnings Growth On pace to double Assets/Earnings in 3-4 years 3-year Asset CAGR of 19.1% N et In co m e - M ill io ns A ssets - B illions $117.0 $149.1 $133.5 $211.9 $9.8 $19.3 Net Income Available to Common Shareholders Assets 2018 2019 2020 2021 $50 $100 $150 $200 $250 $0 $5 $10 $15 $20

17 HTLF Diluted EPS and Common Dividends 3-year EPS CAGR of 12.4% 3-year Common Dividend CAGR of 12.4% $3.52 $4.14 $3.57 $5.00 $0.59 $0.68 $0.80 $0.96 Diluted EPS Dividends 2018 2019 2020 2021 $0.00 $2.00 $4.00 $6.00

Efficiency Ratio2 Trend 18 Operating Efficiency | Improving by Leveraging Core Costs and Growth Leveraging Core Costs and Growth1 (1) Expenses exclude (Gain) loss on sales/valuations of assets, net (2) See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures Ex pe ns e as % o f A vg A ss et s A vg A ssets in B illions 3.29% 2.90% 2.51% 2.33% 3.18% 2.78% 2.45% 2.27% 0.11% 0.12% 0.06% 0.06% $10.8 $18.5 Core Expenses Non-Core Expense (M&A, Tax Credits, Restructuring) Average Assets ($B) 2018 2019 2020 2021 1.5% 2.0% 2.5% 3.0% 3.5% Ef fic ie nc y R at io 62.59% 62.50% 56.65% 59.48% 2018 2019 2020 2021 50% 60% 70%

19 Financial Summary

20 Total Assets ($B) Total Deposits ($B)1 Loans Held to Maturity ($B) Loans / Deposits (%) Summary Balance Sheet Items (1) Includes deposits held for sale in 2018 of $0.106B 11.4 13.2 17.9 19.3 2018 2019 2020 2021 9.4 11.0 15.0 16.4 8.4 9.9 13.7 15.4 Non-Time Time 2018 2019 2020 2021 7.4 8.4 10.0 10.0 7.4 8.4 9.1 9.8 Core Loans PPP Loans 2018 2019 2020 2021 78.8 75.8 66.9 60.6 2018 2019 2020 2021

21 Summary Profitability Items (1) See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures (2) Pre-Provision Net Revenue is defined as Net Interest Income + Non-interest Income – Non-interest Expense Return on Average Assets (%) Return on Average Tangible Common Equity (%)1 Pre-Provision Net Revenue ($M)2 Total Revenues ($M) 1.09 1.24 0.93 1.19 2018 2019 2020 2021 15.72 15.73 12.28 15.59 2018 2019 2020 2021 169.2 200.8 241.1 257.7 2018 2019 2020 2021 523.1 549.9 612.0 689.5 414.0 433.7 491.7 560.6 109.2 116.2 120.3 128.9 NII Non-Int Inc 2018 2019 2020 2021

22 Net Interest Margin (non-GAAP) Breakdown1 QuarterlyAnnual (1) On a fully tax equivalent basis; See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures Note: Assets of divested consumer finance company sold in early Q1 2019 4.32% 4.04% 3.69% 3.33% 3.97% 3.86% 3.57% 3.24% 0.22% 0.18% 0.12% 0.09% 0.13% 2018 2019 2020 2021 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 3.55% 3.48% 3.41% 3.34% 3.12% 3.45% 3.36% 3.32% 3.26% 3.07% 0.10% 0.12% 0.09% 0.08% 0.05% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% nCore Business nPurchase Accounting nCitizens

23 Non-interest income exclusive of security gains Non-Interest Income Breakdown | YTD Net Interest Income before provision 82% Non-Interest Income 18% Retail Services Revenue 39% Commercial Services Revenue 32% Loan Sales & Servicing 10% Other Non- Interest Income 19%

24 Commercial Services Revenue Trends Note: Dollars in millions QuarterlyAnnual $25.2 $30.4 $32.4 $39.9 $11.1 $12.4 $13.5 $14.6 $9.5 $12.8 $13.2 $18.3$4.6 $5.2 $5.7 $7.0 2018 2019 2020 2021 $0.0 $10.0 $20.0 $30.0 $40.0 $8.7 $8.9 $9.5 $10.7 $10.8 $3.5 $3.4 $3.5 $3.9 $3.8 $3.6 $3.8 $4.3 $5.0 $5.2 $1.6 $1.6 $1.7 $1.8 $1.8 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $0.0 $4.0 $8.0 $12.0 $16.0 nCML Service Charges nCML Card Solutions nRetirement Plan Services

25 Consumer Services Revenue Trends (1) Durbin Amendment became effective 7/1/19 Note: Dollars in millions QuarterlyAnnual1 $46.4 $44.9 $38.6 $47.9 $15.4 $16.2 $14.1 $18.0 $12.7 $10.8 $6.6 $8.9 $18.3 $17.9 $17.9 $21.0 2018 2019 2020 2021 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $10.3 $11.4 $12.6 $12.0 $11.9 $3.7 $4.0 $5.1 $4.5 $4.4 $1.9 $2.4 $2.3 $2.2 $2.0 $4.7 $5.0 $5.2 $5.3 $5.5 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $0.0 $3.0 $6.0 $9.0 $12.0 $15.0 nConsumer Service Charges nDebit Interchange nPrivate Client - Includes: Wealth Management, Brokerage, & Insurance Fees

26 Consolidated Capital Ratios (1) See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures Note: Lines depict well capitalized bank levels TCE/TA (%) 1 Tier 1 Leverage Ratio (%) CET1 and Tier 1 Capital Ratio (%) Total Risk Based Capital Ratio (%) 8.08 8.52 7.81 7.84 2018 2019 2020 2021 9.73 10.10 9.02 8.57 5.0 5.0 5.0 2018 2019 2020 2021 12.16 12.31 11.85 12.39 10.66 10.88 10.92 11.53 8.0 6.5 2018 2019 2020 2021 13.72 13.75 14.71 15.90 10.0 2018 2019 2020 2021 CET1 Tier 1

27 Loan Portfolio and Asset Quality

28 Loan Composition by Product Type Loans by Geography Loan Held to Maturity ($M) Diversified Loan Portfolio (1) Based on average loans QTD as of December 31, 2021 and includes AFS loans and nonaccrual loans; includes purchase accounting accretion of 0.05% Operating Line Utilization Rates C&I 26% CRE-OO 23% CRE-NOO 20% RESI 8% AG 8% CONS 4% CONST 9% PPP 2% Yield on Loans: 4.40%1 TX 14% CO 14% NM 13% IA 10% IL 8% AZ 9% WI 7% KS/MO 8% CA 7% MN 5% MT 4% 30% 28% 28% 30% 30% 56% 44% 47% 45% 47% C&I Loans Ag 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $10,023 $10,050 $10,012 $9,855 $9,955 $9,065 $8,895 $9,183 $9,446 $9,755 $958 $1,155 $829 $409 $200 HTM Loans ex PPP PPP 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021

Manufacturing 15% Construction 13% Wholesale Trade 11% Real Estate Rental 10% Educational Services 9% Health Care 7% Retail Trade 7% Finance 6% Warehousing 3% All Other 19% ▪ C&I portfolio represents 26% of total loans ▪ Nonaccrual rate of 0.69% ▪ Average loan size of $429 thousand ▪ Well diversified by industry type and geography 29 Commercial & Industrial (ex PPP) Portfolio Overview C&I Portfolio Detail C&I Loans Outstanding ($M) Portfolio Highlights Geographic Distribution IA 14% CO 12% TX 10% IL 10% NM 13% AZ 10% KS/MO 8% MN 6% CA 7% WI 7% MT 3% $2,535 $2,421 $2,519 $2,538 $2,645 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021

Industrial / Manufacturing 17% Office 20% Retail 17% Health Services 11% Hotel / Hospitality 10% Warehousing 11% Multi-family 5% Food and Beverage 4% Educational 2% Other RE Investments 3% ▪ CRE portfolio represents 43% of total loans ▪ Nonaccrual rate of 0.58% however excluding lodging rate is 0.33% ▪ Average loan size of $1 million ▪ Well diversified by property type and geography 30 Total CRE Portfolio Overview Total CRE Portfolio Detail Total CRE Loans Outstanding ($M) Portfolio Highlights Geographic Distribution CO 18% NM 14% TX 12% AZ 9% KS/MO 8% IA 6% IL 9% CA 9% WI 6% MN 5% MT 4% $3,698 $3,805 $3,927 $4,155 $4,251 $1,776 $1,838 $1,940 $2,135 $2,240 $1,921 $1,967 $1,987 $2,020 $2,011 Owner Occupied Nonowner Occupied 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021

▪ Ag portfolio represents 8% of total loans ▪ Nonaccrual rate of 2.08% ▪ Average loan size of $277 thousand ▪ Crop ins. is required on exposures >$500,000 ▪ Increase in Ag portfolio can be attributed to the newly integrated Food & Agribusiness division 31 Agriculture Portfolio Overview Portfolio HighlightsAgriculture Portfolio Detail Geographic Distribution Agriculture Loans Outstanding ($M) Beef Production 29% Corn and Soybeans 23% Dairy Cattle and Milk 11% Cotton Farming 11% Wheat Farming 4% Hog and Pig Farming 2% Other Farming 20% TX 24% WI 17% IA 18% NM 15% MT 9% KS/MO 6% CA 5% Other HTLF Markets 6% $715 $684 $680 $685 $754 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021

Multi-Family 31% 1-4 Family 18% Land Only 11% Mini-Warehousing 7% Land Development 5% Hotel 4% Office 7% Industrial 4% Healthcare 7% Retail 4% All Other 2% Portfolio HighlightsConstruction Portfolio Detail ▪ Construction portfolio represents 9% of total loans ▪ Nonaccrual rate of 0.04% ▪ Average loan size of $566 thousand ▪ Well diversified by property type and geography Geographic Distribution Construction Loans Outstanding ($M) 32 Construction Portfolio Overview CO 16% TX 19% NM 15% KS/MO 8% IA 9% AZ 12% CA 4% IL 5% MN 5% WI 3% MT 4% $863 $796 $854 $814 $856 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021

CO 16% AZ 12% IL 12% MN 11% NM 10% KS/MO 9% WI 9% CA 7% IA 6% TX 6% MT 2% ▪ Originated nearly 8,000 PPP loans totaling approximately $1.63 billion ▪ Average loan size of $204,000 ▪ Loan balances forgiven as of 12/31/2021: – PPP1 Loans - 97.8% – PPP2 Loans - 62.5% 33 PPP Portfolio Overview (1) Excludes AIM PPP originated loans prior to conversion, February 25, 2021 Geographic Distribution of Originations1 PPP Remaining Deferred Fees ($000) Portfolio Highlights PPP Loans Outstanding Principal Amounts ($M) $977 $1,180 $853 $423 $206 $977 $751 $379 $75 $429 $474 $348 $179 PPP1 PPP2 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $19,270 $24,951 $23,439 $13,860 $6,522$19,270 $11,813 $4,500 $613 $13,138 $18,939 $13,247 $6,404 PPP1 PPP2 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021

0.84 1.16 1.35 1.69 1.48 1.62 1.63 1.47 1.39 1.29 0.84 0.99 1.16 1.30 1.14 1.31 1.30 1.21 1.19 1.11 0.17 0.19 0.19 0.15 0.16 0.14 0.14 0.14 0.15 0.20 0.19 0.15 0.19 0.12 0.06 0.03 Allowance for Credit Allowance for Unfunded Adjustment to ex. PPP 4Q19 1/1/2020 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 $15,280 $182 $15,462 Balance: December 31, 2020 Provision (Benefit) for Credit Losses Balance: December 31, 2021 34 Allowance for Credit Related Losses Allowance as a % of Loans Allowance for Credit Losses ($000) Allowance for Unfunded Commits ($000) CECL Adoption $131,606 $(17,706) $4,931 $(8,743) $110,088 Balance: December 31, 2020 Provision (Benefit) for Credit Losses Recoveries on Previous Charge-offs Charge-offs Balance: December 31, 2021

35 Summary Asset Quality Note: Non-performing loans defined as nonaccrual loans + loans 90 days past due; non-performing assets defined as nonperforming loans + other real estate owned + other repossessed assets Non-Performing Assets Non-Performing Loans Net Charge-offs Loan Delinquencies 30-89 days 79,281 87,578 94,970 71,889 0.69 0.66 0.53 0.37 NPAs ($000) NPAs / Assets (%) 2018 2019 2020 2021 60,000 80,000 100,000 120,000 0.00 0.25 0.50 0.75 72,669 80,653 88,106 69,919 0.98 0.96 0.88 0.70 NPLs ($000) NPLs / Gross Loans (%) 2018 2019 2020 2021 40,000 60,000 80,000 100,000 0.00 1.00 2.00 17,736 8,225 28,918 3,8120.25 0.11 0.32 0.04 NCOs ($000) NCOs / Avg Loans (%) 2018 2019 2020 2021 0 10,000 20,000 30,000 0.00 0.20 0.40 0.60 15,924 27,823 22,881 7,362 0.21 0.33 0.23 0.07 Delinquencies Delinquencies / Total Loans (%) 2018 2019 2020 2021 0 10,000 20,000 30,000 0.00 0.20 0.40 0.60

36 Liquidity, Investments, Funding and Capital

$5,234 $5,991 $8,725 $9,967 $3,138 $3,860 $4,984 $5,426 Commercial Deposits Retail Deposits 2018 2019 2020 2021 Deposit Composition Cost of Interest-Bearing Deposits (%) Customer Non-Time Breakdown ($M) 37 Deposit Mix Non Interest Bearing 39.6% Interest Bearing Checking 26.0% Savings 9.9% Money Market 18.3% Time < $100K 2.6% Time > $100K 3.6% 0.61 0.96 0.39 0.16 0.39 0.64 0.25 0.09 Cost of Interest Bearing Deposits Cost of Total Deposits 2018 2019 2020 2021 Portfolio ($000) Portfolio (%) Non Interest Bearing $6,495,326 39.6 % Interest Bearing Checking 4,262,379 26.0 Savings 1,632,440 9.9 Money Market 3,003,090 18.3 Total Non-Time 15,393,235 93.8 Time < $100K 431,563 2.6 Time > $100K 592,457 3.6 Brokered CDs 0 0.0 Total Time 1,024,020 6.2 Total Deposits $16,417,255 100.0% 63% 37% 61% 39% 64% 36% 65% 35%

38 ▪ 97.9% of Municipal holdings are rated A or better ▪ 63.0% of Non-Agency MBS are rated AAA ▪ ABS portfolio consists of the following – 57.0% of Government/FFELP Student Loan Securities – 31.6% of SBA Guaranteed Securities ▪ 85.1% of the non-agency CMBS are short, senior, “Bridge to HUD” securities that carry 20-30% Credit Enhancement, 70-90% LTVs, floating rate coupons, and are very short (1-2 year lives) High Performing Securities Portfolio Portfolio Detail ($000) Sector Amortized Cost Basis Net Unrealized Gain/(Loss) US Treasury $ 997 $ 11 US Agency 193,932 (548) Municipal 2,130,095 39,647 MBS - Agency 2,388,601 (39,312) MBS - Non-Agency 1,749,838 (6,459) CMBS - Agency 125,397 (1,485) CMBS - Non-Agency 600,253 635 ABS 408,167 1,486 Corporate Bonds 2,979 61 Equities with a readily determinable value 20,788 — Other securities 82,567 — Total $ 7,703,614 $ (5,964) Investment Portfolio 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Average Book Value ($in millions) $ 5,502 $ 6,424 $ 6,603 $ 7,003 $ 7,695 Book Yield 2.38% 2.28% 2.27% 2.17% 1.94 % Mod. Duration 5.52 5.94 5.37 5.31 5.26 US Trsy/Agy 2.5% Municipal 27.7% MBS - Agy 31.0% MBS - Non-Agy 22.7% CMBS - Agy 1.6% CMBS - Non-Agy 7.8% ABS 5.3% Other Investments 1.4% Note: Allowance for Credit Losses at 4Q21 were $0

39 Average monthly cash flow from Investments for the next 12 months: $70 - 75 million Capital Instruments ($M) Conservative Liquidity Profile Liquidity Metrics (1) Refers to weighted average rate of capital instruments (2) Subordinated note begins to float at 3 month SOFR + 210bps on 9/15/2026, callable on this date (3) Preferred Stock begins to float at 5yr Treasury + 6.675% on 7/15/2025, callable on this date Additional Sources of Bank Funding ($M)Holding Company Detail ($M) Type Amount Outstanding Available Cash & Due from Banks N/A $ 260 Revolving Credit Line with Unaffiliated Bank $ — 75 Subordinated Debt 223 — Trust Preferred 147 — Preferred Stock 111 — Total $ 481 $ 335 Type Amount Outstanding Available FHLB Advances $ 1 $ 914 Federal Funds Purchased — 427 Securities Sold Under Agreement to Repurchase 123 — Federal Reserve Discount Window — 896 Other Short-term Borrowings 9 — Total $ 133 $ 2,237 FY 2018 FY 2019 FY2020 FY2021 Loans / Deposits 78.84% 75.77% 66.91% 60.63 % Investments / Assets 23.80% 26.01% 35.13% 39.94 % Total Borrowings / Assets 4.40% 3.47% 3.49% 2.61 % Outstanding Debt Amount Outstanding Mat. Date Current Rate (%)1 Subsidiary Trust Preferred Securities $ 147 Various 2.49 % Subordinated Note (non-callable) 75 12/30/2024 5.75 % Subordinated Note (fixed/float)2 148 9/15/2031 2.75 % Subtotal of debt $ 370 3.25 % Preferred Stock3 $ 111 7.00%

40 Integrating ESG Across the Organization Launched ESG Integration Project Engaged a Cross Disciplinary Management Team to: ▪ Identify Relevant ESG Sustainability Factors – Review and assess relevant standards and frameworks including SASB standards and TFCD climate specific frameworks ▪ Assess Current and Future ESG Performance, Risks, Opportunities and Challenges ▪ Adopt a Framework to Integrate, Operationalize, Measure & Report ESG Performance Board Diversity ▪ Increased Board Diversity - Exceeding NASDAQ Board Diversity Objectives DE&I Initiatives ▪ Appointed Chief Diversity & Inclusion Officer and Established Diversity Advisory Counsel to oversee, advise and connect Diversity, Equity, and Inclusion (DEI) activities to a broader business-driven, results-oriented strategy, as well as to align with our corporate values and the future of HTLF.

41 HTLF Investor Summary Attractive footprint MSA’s enhance growth opportunity Consistent earnings performance, utilizing leverage to drive efficiency Disciplined and proven acquirer Large granular low-cost core deposit base Solid credit metrics through many credit cycles Geographic and portfolio diversification reduces credit risk Low risk liquidity profile with healthy capital levels

42 Contact Information

43 Appendix

44 Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources.. Efficiency ratio, fully tax equivalent, expresses non-interest expenses as a percentage of fully tax-equivalent net interest income and non-interest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and non-interest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this press release. Net interest income, fully tax equivalent, is net income adjusted for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources.. Tangible book value per common share is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Tangible common equity ratio is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. Annualized return on average tangible common equity is net income excluding intangible amortization calculated as (1) net income excluding tax-effected core deposit and customer relationship intangibles amortization, divided by (2) average common equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Non-GAAP Financial Measures

Non-GAAP Reconciliations

	Full Yr 2021	Full Yr 2020	Full Yr 2019	Full Yr 2018
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)				
Common stockholders' equity (GAAP)	$ 2,071,473	$ 1,968,526	$ 1,578,137	$ 1,325,175
Less goodwill	576,005	576,005	446,345	391,668
Less core deposit and customer relationship intangibles, net	32,988	42,383	48,688	47,479
Tangible common stockholders' equity (non-GAAP)	**$ 1,462,480**	**$ 1,350,138**	**$ 1,083,104**	**$ 886,028**
Common shares outstanding, net of treasury stock	42,275,264	42,093,862	36,704,278	34,477,499
Common stockholders' equity (book value) per share (GAAP)	$ 49.00	$ 46.77	$ 43.00	$ 38.44
Tangible book value per common share (non-GAAP)	$ 34.59	$ 32.07	$ 29.51	$ 25.70
Reconciliation of Tangible Common Equity Ratio (non-GAAP)				
Total assets (GAAP)	$ 19,274,549	$ 17,908,339	$ 13,209,597	$ 11,408,006
Less goodwill	576,005	576,005	446,345	391,668
Less core deposit and customer relationship intangibles, net	32,988	42,383	48,688	47,479
Total tangible assets (non-GAAP)	**$ 18,665,556**	**$ 17,289,951**	**$ 12,714,564**	**$ 10,968,859**
Tangible common equity ratio (non-GAAP)	7.84%	7.81%	8.52%	8.08%
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)				
Net Interest Income (GAAP)	$ 560,560	$ 491,729	$ 433,729	$ 413,954
Plus tax-equivalent adjustment[(1)]	7,212	5,466	4,929	6,228
Net interest income, fully tax-equivalent (non-GAAP)	**$ 567,772**	**$ 497,195**	**$ 438,658**	**$ 420,182**
Average earning assets	$ 17,025,088	$ 13,481,613	$ 10,845,940	$ 9,718,106
Annualized net interest margin (GAAP)	3.29%	3.65%	4.00%	4.26%
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.33%	3.69%	4.04%	4.32%
Purchase accounting discount amortization on loans included in annualized net interest margin	0.09%	0.12%	0.18%	0.22%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

45

HTLF
Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

	Full Yr 2021	Full Yr 2020	Full Yr 2019	Full Yr 2018
Reconciliation of Non-GAAP Measure-Efficiency Ratio				
Net interest income (GAAP)	$ 560,560	$ 491,729	$ 433,729	$ 413,954
Tax-equivalent adjustment[1]	7,212	5,466	4,929	6,228
Fully tax-equivalent net interest income	567,772	497,195	438,658	420,182
Noninterest income	128,935	120,291	116,208	109,160
Securities gains, net	(5,910)	(7,793)	(7,659)	(1,085)
Unrealized (gain) loss on equity securities, net	(58)	(640)	(525)	(212)
Gain on extinguishment of debt	—	—	(375)	—
Valuation adjustment on servicing rights	(1,088)	1,778	911	46
Adjusted income (non-GAAP)	**$ 689,651**	**$ 610,831**	**$ 547,218**	**$ 528,091**
Total noninterest expenses (GAAP)	$ 431,812	$ 370,963	$ 349,161	$ 353,888
Less:				
Core deposit and customer relationship intangibles amortization	9,395	10,670	11,972	9,355
Partnership investment in tax credit projects	6,303	3,801	8,030	4,233
(Gain) loss on sales/valuations of assets, net	588	5,101	(19,422)	2,208
Acquisition, integration and restructuring costs	5,331	5,381	6,580	7,564
Adjusted noninterest expenses (non-GAAP)	**$ 410,195**	**$ 346,010**	**$ 342,001**	**$ 330,528**
Efficiency ratio, fully tax-equivalent (non-GAAP)	59.48%	56.65%	62.50%	62.59%
Reconciliation of Return on Average Tangible Common Equity (non-GAAP)				
Net income (GAAP)	$ 211,873	$ 133,487	$ 149,129	$ 116,959
Plus core deposit and customer relationship intangibles amortization, net of tax[1]	7,422	8,429	9,458	7,391
Net income excluding intangible amortization (non-GAAP)	**$ 219,295**	**$ 141,916**	**$ 158,587**	**$ 124,350**
Average common equity (GAAP)	$ 2,020,200	$ 1,656,708	$ 1,473,396	$ 1,177,346
Less average goodwill	576,005	456,854	415,841	340,352
Less average core deposit and customer relationship intangibles, net	37,554	44,298	49,377	46,206
Average tangible common equity (non-GAAP)	**$ 1,406,641**	**$ 1,155,556**	**$ 1,008,178**	**$ 790,788**
Annualized return on average common equity (GAAP)	10.49%	8.06%	10.12%	9.93%
Annualized return on average tangible common equity (non-GAAP)	15.59%	12.28%	15.73%	15.72%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

46

HTLF
Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)					
Common stockholders' equity (GAAP)	$ 2,071,473	$ 2,061,547	$ 2,049,081	$ 1,945,502	$ 1,968,526
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	32,988	35,157	37,452	39,867	42,383
Tangible common stockholders' equity (non-GAAP)	**$ 1,462,480**	**$ 1,450,385**	**$ 1,435,624**	**$ 1,329,630**	**$ 1,350,138**
Common shares outstanding, net of treasury stock	42,275,264	42,250,092	42,245,452	42,173,675	42,093,862
Common stockholders' equity (book value) per share (GAAP)	$ 49.00	$ 48.79	$ 48.50	$ 46.13	$ 46.77
Tangible book value per common share (non-GAAP)	$ 34.59	$ 34.33	$ 33.98	$ 31.53	$ 32.07
Reconciliation of Tangible Common Equity Ratio (non-GAAP)					
Total assets (GAAP)	$ 19,274,549	$ 18,996,225	$ 18,371,006	$ 18,244,427	$ 17,908,339
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	32,988	35,157	37,452	39,867	42,383
Total tangible assets (non-GAAP)	**$ 18,665,556**	**$ 18,385,063**	**$ 17,757,549**	**$ 17,628,555**	**$ 17,289,951**
Tangible common equity ratio (non-GAAP)	7.84 %	7.89 %	8.08 %	7.54 %	7.81 %
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)					
Net Interest Income (GAAP)	$ 137,194	$ 142,543	$ 141,218	$ 139,605	$ 132,575
Plus tax-equivalent adjustment[(1)]	1,975	1,714	1,762	1,761	1,529
Net interest income, fully tax-equivalent (non-GAAP)	**$ 139,169**	**$ 144,257**	**$ 142,980**	**$ 141,366**	**$ 134,104**
Average earning assets	$ 17,681,917	$ 17,123,824	$ 16,819,978	$ 16,460,124	$ 15,042,079
Annualized net interest margin (GAAP)	3.08 %	3.30 %	3.37 %	3.44 %	3.51 %
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.12	3.34	3.41	3.48	3.55
Purchase accounting discount	0.05	0.08	0.09	0.12	0.10

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

47

HTLF

Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020
Reconciliation of Non-GAAP Measure-Efficiency Ratio					
Net interest income (GAAP)	$ 137,194	$ 142,543	$ 141,218	$ 139,605	$ 132,575
Tax-equivalent adjustment[(1)]	1,975	1,714	1,762	1,761	1,529
Fully tax-equivalent net interest income	139,169	144,257	142,980	141,366	134,104
Noninterest income	32,730	32,724	33,164	30,317	32,621
Securities gains, net	(1,563)	(1,535)	(2,842)	30	(2,829)
Unrealized (gain) loss on equity securities, net	27	(112)	(83)	110	(36)
Valuation adjustment on servicing rights	(502)	(195)	526	(917)	102
Adjusted revenue (non-GAAP)	**$ 169,861**	**$ 175,139**	**$ 173,745**	**$ 170,906**	**$ 163,962**
Total noninterest expenses (GAAP)	$ 115,386	$ 110,627	$ 103,376	$ 102,423	$ 99,269
Less:					
Core deposit and customer relationship intangibles amortization	2,169	2,295	2,415	2,516	2,501
Partnership investment in tax credit projects	2,549	2,374	1,345	35	1,899
(Gain) loss on sales/valuation of assets, net	214	(3)	183	194	2,621
Acquisition, integration and restructuring costs	1,989	204	210	2,928	2,186
Adjusted noninterest expenses (non-GAAP)	**$ 108,465**	**$ 105,757**	**$ 99,223**	**$ 96,750**	**$ 90,062**
Adjusted noninterest expenses (non-GAAP)	63.86 %	60.38 %	57.11 %	56.61 %	54.93 %
Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP)					
Net income available to common stockholders (GAAP)	$ 47,568	$ 53,911	$ 59,593	$ 50,801	$ 37,795
Plus core deposit and customer relationship intangibles amortization, net of tax[(1)]	1,713	1,814	1,907	1,988	1,975
Net income available to common stockholders excluding intangible amortization (non-GAAP)	**$ 49,281**	**$ 55,725**	**$ 61,500**	**$ 52,789**	**$ 39,770**
Average common stockholders' equity (GAAP)	2,061,973	2,072,593	1,980,904	1,963,674	1,769,575
Less average goodwill	576,005	576,005	576,005	576,005	488,151
Less average core deposit and customer relationship intangibles, net	34,018	36,279	38,614	41,399	42,733
Average tangible common stockholders' equity (non-GAAP)	**$ 1,451,950**	**$ 1,460,309**	**$ 1,366,285**	**$ 1,346,270**	**$ 1,238,691**
Annualized return on average common equity (GAAP)	9.15 %	10.32 %	12.07 %	10.49 %	8.50 %
Annualized return on average tangible common equity (non-GAAP)	13.47 %	15.14 %	18.05 %	15.90 %	12.77 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

48

HTLF
Strength. Insight. Growth.